UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 2, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, commencing on April 16, 2009, General Growth Properties, Inc. (“GGP”) and certain of GGP’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  As of the date hereof, 136 Debtors, including GGP, remain subject to the Chapter 11 proceedings (the “TopCo Debtors”).  GGP is pursuing a restructuring (the “Restructuring”) whereby, among other things, existing shares of common stock of GGP (“Common Stock”) would be exchanged (subject to certain adjustments) for shares of common stock (“New Common Stock”) of a new company that would succeed to GGP in the Restructuring (“New GGP”).

In connection with the TopCo Debtors’ efforts to implement their proposed joint plan of reorganization (the “Plan”), on August 2, 2010, GGP entered into (i) an Amended and Restated Cornerstone Investment Agreement (the “Cornerstone Agreement”), effective as of March 31, 2010, between GGP and REP Investments LLC (“REP”), an affiliate of Brookfield Asset Management Inc., (ii) an Amended and Restated Stock Purchase Agreement (the “Fairholme Agreement”), effective as of March 31, 2010, between GGP and The Fairholme Fund and Fairholme Focused Income Fund (collectively, “Fairholme”), and (iii) an Amended and Restated Stock Purchase Agreement (the “Pershing Agreement” and, together with the Cornerstone Agreement and the Fairholme Agreement, the “Restated Investment Agreements”), effective as of March 31, 2010, between GGP and Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively “Pershing Square” and, together with REP and Fairholme, the “Investors”).

The Restated Investment Agreements amend and restate in their entirety the agreements that GGP previously entered into with the Investors on March 31, 2010, as amended on May 3, 2010 and May 7, 2010 (which were previously disclosed in and attached as exhibits to GGP’s Current Reports on 8-K filed with the Securities and Exchange Commission on April 6, 2010, May 6, 2010 and May 13, 2010, respectively).  The Restated Investment Agreements are subject to the approval of the Bankruptcy Court, and consummation of the transactions contemplated by the Restated Investment Agreements is subject to various other conditions.

The Restated Investment Agreements effect, among other things, the following modifications to the transactions contemplated by the original agreements entered into by GGP and the Investors:

•                  Spinco:

•                  Instead of “backstopping” a $250 million rights offering of the company which GGP will spin-off in connection with the Plan (“Spinco”), the

Investors have agreed to purchase at closing the entire $250 million of Spinco shares to be sold for cash in connection with the Plan.  Included in the shares issuable to the Investors for such $250 million are the shares that were issuable as compensation for the Investors’ financing commitments.  The balance of the shares of Spinco at closing would be distributed to the pre-closing equityholders of GGP, as contemplated by the Restated Investment Agreements.

•                  Following closing, Pershing Square will have the right to designate three members of the Spinco board of directors and REP will have the right to designate one member of the Spinco board of directors.  Pershing Square’s right to designate three directors would continue so long as Pershing Square has economic ownership (as defined in the Pershing Agreement) of at least 17.5% of the Spinco common stock on a fully diluted basis, with such right reducing to two directors if it has economic ownership of less than 17.5% but beneficial ownership of at least 10% of the Spinco common stock on a fully diluted basis.  REP’s right to designate one director would continue so long as REP beneficially owns at least 10% of the Spinco common stock on a fully diluted basis.  Following such time as REP, or Pershing Square, as applicable, beneficially owns less than 10% of the Spinco common stock on a fully diluted basis, the applicable Investor would no longer have the right to designate directors for election to the Spinco board of directors.

•                  “Clawback” Options:  Under the agreements, New GGP has a “clawback” option (exercisable 15 days prior to commencement of the confirmation hearing for the Plan) to designate certain shares that would be sold to Fairholme and Pershing Square at closing as shares available for repurchase by New GGP during the 45-day period following closing (the “clawback period”).  The repurchase price would be $10.00 per share, the same price at which the shares are issuable at closing.  If GGP elects to designate any such clawback shares, it would be required to pay Fairholme and Pershing Square at closing $0.25 per share subject to the clawback option.  The clawback allows New GGP the opportunity to replace certain shares sold at $10.00 to Fairholme and Pershing Square with other shares sold in a public offering at $10.50 or greater during the clawback period.  This clawback feature is available with respect to up to 155 million of the aggregate 380 million shares issuable to Fairholme and Pershing Square under the Restated Investment Agreements.  With respect to up to an additional 35 million shares issuable to Pershing Square under the Pershing Agreement, GGP would have an option (exercisable 15 days prior to commencement of the confirmation hearing for the Plan) to effectively have a clawback right with respect to those shares by designating that, rather than purchasing those shares at closing at $10.00 per share, Pershing Square would instead (1) purchase for cash a $350 million unsecured note from New GGP which would be payable six months following closing and (2) grant New GGP a right (the “put right”) to sell up to 35 million shares (subject to adjustment as provided in the Pershing Agreement) to Pershing Square six months following closing at a price of $10.00 per share.  The note would accrue interest at a rate of 6% per annum and would be pre-payable by New GGP (out of proceeds of better priced offerings of GGP shares or other sources of cash) at any time without premium or penalty.  The put right could be exercised to repay the outstanding principal amount of the note at its maturity.  Commencing 90 days after closing, New GGP would incur a fee of 2% per annum of the amount of the outstanding put right.

•                  Rouse Bonds:  The 5.375%, 6.75% and 7.2% notes issued by The Rouse Company LP will be reinstated pursuant to the Plan without an option for holders of such claims to elect a cash payment.

The Restated Investment Agreements are exhibits hereto and are incorporated herein by reference.  Certain exhibits to the Restated Investment Agreements were not amended and can be found in exhibits filed with GGP’s Current Reports on 8-K filed with the Securities and Exchange Commission on April 6, 2010, May 6, 2010 and May 13, 2010.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference to the actual documents.  The descriptions of these documents and the copies of these documents included as exhibits have been included to provide investors with information regarding the terms of these documents.  These documents contain representations and warranties made by and to the parties thereto as of specific dates.  The representations and warranties of each party set forth in each document have been made solely for the benefit of the other party to such document.  In addition, such representations and warranties (1) may have been qualified by confidential disclosures made to the other party in connection with such document, (2) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (3) were made only as of the date of such documents or such other date as is specified therein and (4) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.  Accordingly, these documents are included herewith only to provide investors with information regarding the terms thereof, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01. Regulation FD Disclosure

Plan of Reorganization and Disclosure Statement

On August 2, 2010, the TopCo Debtors filed with the Bankruptcy Court their first amended joint plan of reorganization pursuant to Chapter 11 (the “Amended Plan”) and the proposed disclosure statement thereto (the “Disclosure Statement”).  The Amended Plan sets forth the manner in which claims against and equity interests in the TopCo Debtors are to be treated.  The Disclosure Statement describes the procedures for the solicitation of votes as well as the Amended Plan.  The Amended Plan provides for the consummation of certain restructuring transactions, including proposed financing transactions and the Restated Investment Agreements described above, as well as the treatment of claims and interests against or with respect to the TopCo Debtors.  Under the Amended Plan, GGP will satisfy its debt and other claims in full, provide a substantial recovery for equity holders, and implement a recapitalization with $7 to $8.5 billion of new capital.  At emergence, GGP will split itself into two separate publicly traded companies (New GGP and “Spinco”), and current shareholders will receive common stock in both companies.

The above discussion is a summary of certain substantive provisions of the Amended Plan and of the Disclosure Statement and is qualified in its entirety by the terms of the Amended Plan attached hereto as Exhibit 99.1 and incorporated by reference herein and by the terms of the Disclosure Statement attached hereto as Exhibit 99.2 and incorporated by reference herein, respectively.

The Disclosure Statement contains certain projections and feasibility analyses (collectively, the “Projections”) for New GGP and Spinco.  The TopCo Debtors do not, as a matter of course make external projections or forecasts of their anticipated financial position or results of operations.  Accordingly, the TopCo Debtors do not anticipate that they will, and disclaim any obligation to furnish updated projections, valuations or analyses to reflect circumstances existing since the preparation of the Projections, the occurrence of unanticipated events, or changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions of the Projections are shown to be in error.  GGP refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those included in the exhibits referenced under the captions “Reorganized General Growth: Financial Information” and “Spinco: Financial Information” with respect to the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan, actions of third parties or otherwise.

This current report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to buy any securities of the TopCo Debtors.  Any solicitation or offer to sell will be made pursuant to  and in accordance with the Disclosure Statement and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan.  Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

Additional Information and Press Releases

On August 2, 2010, GGP issued a press release, announcing the amendments to the Investment Agreements and the filing of the Amended Plan and the Disclosure Statement.  The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the related exhibits and information incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this current report on Form 8-K, including the exhibits being furnished as part of this report, may contain forward-looking statements.  The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, GGP’s ability to successfully complete its plan of reorganization and emerge from bankruptcy, GGP’s ability to refinance, extend, restructure or repay its near and intermediate term debt, GGP’s substantial level of indebtedness, GGP’s ability to raise capital through equity issuances, asset sales or the incurrence of new debt, retail and credit market conditions, impairments, GGP’s liquidity demands, and retail and economic conditions.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  GGP disclaims any obligation to update any forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, between REP Investments LLC and General Growth Properties, Inc.

10.2

Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. and General Growth Properties, Inc.

10.3	Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between The Fairholme Fund, Fairholme Focused Income Fund and General Growth Properties, Inc.

99.1	TopCo Debtors’ First Amended Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on August 2, 2010

99.2	Disclosure Statement to the TopCo Debtors’ First Amended Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on August 2, 2010

99.3	Press release titled General Growth Properties files Amended Plan of Reorganization and Investment Agreements dated August 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President

Date:  August 3, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, between REP Investments LLC and General Growth Properties, Inc.

10.2

Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. and General Growth Properties, Inc.

10.3	Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between The Fairholme Fund, Fairholme Focused Income Fund and General Growth Properties, Inc.

99.1	TopCo Debtors’ First Amended Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on August 2, 2010

99.2	Disclosure Statement to the TopCo Debtors’ First Amended Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on August 2, 2010

99.3	Press release titled General Growth Properties files Amended Plan of Reorganization and Investment Agreements dated August 2, 2010